November 1, 2023

BNY MELLON INVESTMENT FUNDS VII, INC.

-BNY Mellon Short Term Income Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

David Bowser, CFA, Scott Zaleski, CFA, Gautam Khanna, CFA and James DiChiaro are the fund's primary portfolio managers, positions they have held since July 2008, July 2019, May 2022 and November 2023, respectively. Messrs. Bowser, Zaleski, Khanna and DiChiaro are senior portfolio managers at INA.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

David Bowser, CFA, Scott Zaleski, CFA, Gautam Khanna, CFA and James DiChiaro are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio. Messrs. Bowser, Zaleski, Khanna and DiChiaro have served as primary portfolio managers of the fund since July 2008, July 2019, May 2022 and November 2023, respectively. Mr. Bowser is a senior portfolio manager at INA and has been employed by INA or a predecessor company of INA since 2000. Mr. Zaleski is a senior portfolio manager at INA and has been employed by INA or a predecessor company of INA since 2014. Mr. Khanna is Head of U.S. Multi-Sector Fixed Income and a senior portfolio manager at INA and has been employed by INA or a predecessor company of INA since 2003. Mr. DiChiaro is a senior portfolio manager at INA and has been employed by INA or a predecessor company of INA since 1999.

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November 1, 2023

BNY MELLON INVESTMENT FUNDS VII, INC.

-BNY Mellon Short Term Income Fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
James DiChiaro[1]	5	$4.1B	None	N/A	None	N/A

[1]	Because Mr. DiChiaro became a primary portfolio manager of BNYMSTIF as of November 1, 2023, his information is as of September 30, 2023.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
James DiChiaro	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
James DiChiaro	BNYMSTIF[1]	None

1        Because Mr. DiChiaro became a primary portfolio manager of BNYMSTIF as of November 1, 2023, his information is as of September 30, 2023.

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